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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 2)

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: SEPTEMBER 29, 2006
                        (Date of earliest event reported)

                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-18602

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
          MINNESOTA                                              41-1595629
(State or other jurisdiction                                    (IRS Employer
      of incorporation)                                      Identification No.)

                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of principal executive offices, including zip code)

                                 (763) 553-7736
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

This Amendment No. 2 to our Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K that was initially filed by ATS Medical, Inc.
(ATS Medical or ATS) on October 5, 2006 (the Initial Form 8-K) and amended via
Amendment No. 1 on November 20, 2006, to include financial statements and pro forma financial information concerning ATS Medical's acquisition of 3F
Therapeutics, Inc. (3F Therapeutics or 3F), permitted pursuant to Item 9.01 of
Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date the Initial Form 8-K was required to be filed. This Amendment No. 2 on Form 8-K/A includes the following financial statements and information for 3F Therapeutics which was omitted from Amendment No. 1:

-    Condensed Statements of Operations for the three and nine months ended
     September 30, 2005

-    Condensed Statements of Cash Flows for the nine months ended September 30,
     2006 and 2005

-    Notes to Condensed Financial Statements

The financial statements of 3F Therapeutics included in this Amendment No. 2 on Form 8-K/A were prepared on a pre-acquisition basis to aid in the understanding of the business and financial condition of 3F. The acquisition was completed on September 29, 2006, the last business day of the fiscal third quarter for both
3F and ATS. References to "September 30" in the historical financial statements of 3F included in Exhibit 99.2 under Item 9.01(a)(2) of this Report refer to pre-acquisition financial information.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

     (1) Audited Balance Sheets of 3F Therapeutics as of December 31, 2005 and
     2004, Audited Statements of Operations, Statements of Stockholder's Deficit and Statements of Cash Flows of 3F Therapeutics for each of the three fiscal years in the period ended December 31, 2005, the Notes to Financial
     Statements and the Report of Independent Registered Public Accounting Firm related thereto (incorporated by reference to ATS Medical's Registration
     Statement on Form S-4 filed with the Securities and Exchange Commission on August 10, 2006).

     (2) Condensed Balance Sheets of 3F Therapeutics as of September 30, 2006
     (unaudited) and December 31, 2005, Unaudited Condensed Statements of
     Operations for the three and nine months ended September 30, 2006 and 2005, Unaudited Condensed Statements of Cash Flows for the nine months ended
     September 30, 2006 and 2005, and the related Notes to Condensed Financial
     Statements (incorporated by reference to Exhibit 99.2 to this Current
     Report on Form 8-K/A).

(b)  Pro forma financial information.

     (1) Unaudited Pro Forma Combined Condensed Statements of Operations of ATS
     Medical and 3F Therapeutics for the Year Ended December 31, 2005 and the
     Nine Months Ended September 30, 2006 (incorporated by reference to Exhibit
     99.3 to this Current Report on Form 8-K/A).

     (2) Notes to Unaudited Pro Forma Combined Condensed Statements of
     Operations of ATS Medical and 3F Therapeutics (incorporated by reference to
     Exhibit 99.4 to this Current Report on Form 8-K/A).


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(d)  Exhibits.

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
Exhibit No.                               Description
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
99.1          Audited Balance Sheets of 3F Therapeutics as of December 31, 2005
              and 2004, Audited Statements of Operations, Statements of
              Stockholder's Deficit and Statements of Cash Flows of 3F
              Therapeutics for each of the three fiscal years in the period ended December 31, 2005, the Notes to Financial Statements and the
              Report of Independent Registered Public Accounting Firm related thereto (incorporated by reference to ATS Medical's Registration
              Statement on Form S-4 filed with the Securities and Exchange
              Commission on August 10, 2006

99.2          Condensed Balance Sheets of 3F Therapeutics as of September 30,
              2006 (unaudited) and December 31, 2005, Unaudited Condensed
              Statements of Operations for the three and nine months ended
              September 30, 2006 and 2005, Unaudited Condensed Statements of
              Cash Flows for the nine months ended September 30, 2006 and 2005, and the related Notes to Condensed Financial Statements, filed herewith.

99.3          Unaudited Pro Forma Combined Condensed Statements of Operations of
              ATS Medical and 3F Therapeutics for the Year Ended December 31,
              2005 and the Nine Months Ended September 30, 2006, filed herewith.

99.4          Notes to Unaudited Pro Forma Combined Condensed Statements of
              Operations of ATS Medical and 3F Therapeutics, filed herewith.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATS MEDICAL, INC.


                                        By: /s/ Michael R. Kramer
                                            ------------------------------------
                                            Michael R. Kramer
                                            Senior Director of Finance

Dated: December 12, 2006


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